UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549




                              FORM 8-K

                           CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF THE

                   SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported) September 20, 2002




                      FirstFed Financial Corp.
       (Exact name of registrant as specified in its charter)



      Delaware               1-9566                    95-4087449
(State of Incorporation)(Commission File No.)(IRS Employer Identification No.)



  401 Wilshire Boulevard, Santa Monica, California,     90401-1490
      (Address of principal executive offices)           (Zip Code)


      Registrant's telephone number, including area code: (310)319-6000














                     Total number of pages is 5
                   Index to Exhibit is on Page 3.

ITEM 7.     FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION
            AND EXHIBITS

     (c)   Exhibits

           99.0 Monthly Financial Data as of August 31, 2002 (Unconsolidated)
           99.1 Loan Portfolio Segment Report of First Federal Bank of California as of August 31, 2002


ITEM 9.  REGULATION FD DISCLOSURE.

     The Registrant hereby incorporates by reference into this Item 9 the summary monthly financial data as of August 31, 2002 attached as Exhibit 99.0, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     The Registrant hereby incorporates by reference into this Item 9 the Loan Portfolio Segment Reports as of August 31, 2002, attached as Exhibit 99.1, which are being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed. This information is being presented by management of the Registrant in response to the request of various analysts and investors for additional information regarding the single family loan portfolio of Registrant's sole subsidiary, First Federal Bank of California (the "Bank"). Specifically, the report presents information which management believes is relevant to the perceived issue of prepayment risk on recently originated single family home loans in the Bank's portfolio. Information regarding prepayment risk on other loans in the Bank's portfolio is not presented herein.

     A discussion of the factors that could impact this area as to the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

                         S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          FIRSTFED FINANCIAL CORP.


Dated: September 20, 2002                 By:/s/ Douglas J. Goddard
                                          Douglas J. Goddard
                                          Chief Financial Officer

                          INDEX TO EXHIBITS



Item                                                          Page

99.0  Monthly Financial Information as of August 31, 2002       4

99.1  Loan Portfolio Segment Report of First Federal Bank of
      California as of August 31, 2002                          5

                   First Federal Bank of California, fsb
                        MONTHLY REPORT OF OPERATIONS
                    Unconsolidated Financial Highlights
                                 Unaudited
                           (Dollars in thousands)

                        As of,     As of,     As of,      As of,      As of,
                       for the    for the    for the     for the     for the
                        month      month      month     8 months     8 months
                        ended      ended      ended       ended       ended
                      August 31,  July 31,  August 31,  August 31,   August 31,
                          2002      2002      2001         2002        2001
AVERAGE INVESTMENTS  $  163,880 $  157,684 $  170,848 $   185,951 $  192,635

LOANS:
Total loans and
 mortgage- backed
 securities           4,059,958  4,103,191  4,261,633  4,059,958   4,261,633
Loans originated/
 purchased:
  Single family loans    44,928     56,918     64,708     400,273    738,773
  Multi-family loans     31,845     55,979     46,362     325,645    275,948
  Commercial real
   estate loans           7,497      6,640     36,936      51,384     84,172
  Other                   4,272      2,345      1,213      20,687     28,466
                       --------   --------   --------  ----------  ---------
                     $   88,542 $  121,882 $  149,219 $   797,989 $1,127,359
                       ========   ========   ========  ==========  =========

Loans sold           $    7,562 $    1,313 $    5,509 $    43,108 $   43,043

Average rate on loans
 originated/purchased      5.71%      5.82%      7.05%       6.05%      7.22%
Percentage of
 portfolio in
 adjustable rate
 loans                    70.41%     69.81%     76.09%      70.41%     76.09%
Non-performing assets
 to total assets           0.10%      0.13%      0.30%       0.10%      0.30%

BORROWINGS:
Federal Home Loan
Bank Advances        $ 1,272,000$ 1,322,000$ 1,639,000$ 1,272,000 $ 1,639,000
Reverse repurchse
 agreements          $   170,891$   170,891$   245,214$   170,891 $   245,214

DEPOSITS:
Retail deposits      $ 2,220,964$ 2,175,669$ 1,860,154$ 2,220,964 $ 1,860,154
Wholesale deposits       321,536    341,729    522,421    321,536     522,421
                       ---------  ---------  ---------  ---------   ---------
                     $ 2,542,500$ 2,517,398$ 2,382,575$ 2,542,500 $ 2,382,575
                       =========  =========  =========  =========   =========

Net increase
 (decrease)          $    25,102$    17,134$    56,512$   (10,507)$   213,824

AVERAGE INTEREST
 RATES:
Yield on loans             6.10%      6.10%      7.40%       6.24%      7.93%
Yield on investments       4.15%      4.42%      5.63%       3.54%      5.53%
Yield on earning
 assets                    6.02%      6.03%      7.33%       6.12%      7.83%
Cost of deposits           2.30%      2.38%      3.88%       2.56%      4.47%
Cost of borrowings         4.45%      4.35%      5.58%       4.50%      6.00%
Cost of money              3.09%      3.12%      4.64%       3.31%      5.17%
Earnings spread            2.93%      2.91%      2.69%       2.77%      2.66%
Effective net spread       3.11%      3.08%      2.88%       2.98%      2.86%

                First Federal Bank of California, fsb
                    LOAN PORTFOLIO STRATIFICATION
                 Unconsolidated financial highlights
                              Unaudited
                       (Dollars in thousands)

REAL ESTATE LOAN PORTFOLIO
                                  Bank      Percent
                                 owned        of
                                 balance     total
Property type:
  Single family                $ 1,807,452    46%
  Multi-family                   1,652,248    43%
  Commercial & industrial          408,627    10%
  Construction                      12,138     1%
  Land                                 633     0%
                                  --------  -----
    Total real estate loans    $ 3,881,098   100%
                                 =========  =====
Single family:
  Without prepayment penalty   $ 1,506,664    83%
  With prepayment penalty          300,788    17%
                                 ---------  -----
    Total single family loans  $ 1,807,452   100%
                                 =========  =====
Age:
  0 to 10 years                $ 1,287,653    85%
  >10 years                        219,011    15%
                                 ---------  -----
    Total                      $ 1,506,664   100%
                                 =========  =====

                      Single family loans without prepayment penalty
                                    Loans 0 to 10 Years
                           Balances by Current Principal Balance

   Current       Less                                Greater            Percent
   interest      than      $252     $275     $500     than                of
  rate range     $252    - $275    -$500   -$1,000   $1,000     Total    total
<5.00%        $   8,048 $    774 $ 51,367 $ 48,233 $ 15,886 $  124,308    9.7%
5.00%-5.25%      33,929    7,690   43,983   27,816    6,436    119,854    9.3%
5.25%-5.50%      71,461    8,832   65,742   41,100   23,132    210,267   16.3%
5.50%-5.75%      77,005    7,376   47,580   47,571   44,354    223,886   17.4%
5.75%-6.00%      37,262    4,995   37,670   25,789   26,350    132,066   10.3%
6.00%-6.25%      27,944    4,248   30,650   18,383   10,566     91,791    7.1%
6.25%-6.50%      15,948    1,332   23,414   16,035   17,342     74,071    5.8%
6.50%-6.75%      26,145      789   15,746   24,182   16,166     83,028    6.4%
6.75%-7.00%      13,182    1,048   26,214   33,260   11,943     85,647    6.7%
7.00%-7.25%       5,834    1,070   14,757   15,527   23,797     60,985    4.7%
7.25%-7.50%       4,688    1,303   14,788    9,120   13,517     43,416    3.4%
7.50%-7.75%       3,861      526    8,282      690    6,127     19,486    1.5%
7.75%-8.00%       3,223      253    6,607    1,758       --     11,841    0.9%
8.00%-9.00%       3,260      257    2,454      685       --      6,656    0.5%
>9.00%              351       --       --       --       --        351    0.0%
                -------   ------  -------  -------  -------  ---------  ------
Total         $ 332,141 $ 40,493 $389,254 $310,149 $215,616 $1,287,653  100.0%
                =======   ======  =======  =======  =======  =========  ======

                                5